THE INDONESIA
FUND, INC.
-------------------
SEMI-ANNUAL REPORT
JUNE 30, 1997

 CONTENTS

Letter to Shareholders.......................................................................          1

Portfolio Summary............................................................................          6

Schedule of Investments......................................................................          7

Statement of Assets and Liabilities..........................................................          9

Statement of Operations......................................................................         10

Statement of Changes in Net Assets...........................................................         11

Financial Highlights.........................................................................         12

Notes to Financial Statements................................................................         13

Results of Annual Meeting of Shareholders....................................................         16

Description of InvestLink Program............................................................         17

PICTURED ON THE COVER ARE THE SHRINES TO THE WATER DEITY LOCATED IN INDONESIA.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS
                                                                 August 15, 1997

DEAR SHAREHOLDER:

We are pleased to report on the activities of The Indonesia Fund, Inc. (the "Fund") for the six months ended June 30, 1997.

PERFORMANCE

At June 30, 1997, the Fund's net assets were $56.8 million. The Fund's net asset value ("NAV") was $12.33 per share, as compared to $10.68 at December 31, 1996.

For the period January 1, 1997 through June 30, 1997, the Fund's total return, based on NAV, was 15.5%. By comparison, the total return of the Morgan Stanley Capital International Indonesia Index (the "Index") was 6.2%. From the commencement of investment operations on March 9, 1990 through June 30, 1997, the Fund's total return, based on NAV and assuming reinvestment of dividends and distributions, declined 3.6%. The Index was down 8.7% during this period.

We attribute the Fund's outperformance of the Index during the six-month period primarily to overall diversification and judicious allocation among industry sectors. This was most evident in telecommunications. As a portion of the Index, telecommunications accounts for 25-30% and consists of one stock, PT Telekomunikasi Indonesia ("Telkom"). Prudence and legal diversification requirements, however, prevent the Fund from being Index-weighted in this sector. Since Telkom declined during the period, its negative impact was far stronger on the Index than on the Fund.

Sector allocation was notably effective in our relative overweighting of banking and financial services, retailing and automobiles. All three sectors were beneficiaries of falling domestic interest rates. In automobiles, our only position was in the country's largest producer, PT Astra International, whose shares experienced a sharp turnaround after a weak showing in 1996.

According to the Lipper International Closed-End Funds Service (the "Service"), the Fund's performance was the best generated during the year ended June 30, 1997 among the nine Indonesia-specific funds that the Service follows.

INVESTMENT PERSPECTIVE

The record-setting performance of aggregate Indonesian equities since September 1996 continued well into the first quarter of 1997. By April, though, optimism in the market had evaporated as investors began to focus on the parliamentary elections scheduled for late May. The elections were considered most meaningful for any signals they might provide about the nation's future after President Suharto eventually leaves office.

Predictably, election results ran heavily in favor of Suharto's dominant Golkar party. Investors reacted with relief and pushed the market to an all-time peak in early July.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

Through July, underlying macroeconomic conditions in Indonesia were quite favorable. The trade balance rose smartly during the year's first half. Core inflation continued to decline, reaching 5.5% versus 6.6% in 1996. Annualized GDP growth was on track to achieve a healthy 7% pace. Short-term interest rates were trending downward.

This rosy picture darkened in August, however, as Indonesia was unable to escape the turmoil affecting Asian currencies in recent weeks. The turmoil stems from a marked economic deterioration in Thailand early in the year which, in turn, prompted investors to look for similar economic problems elsewhere in the region. Following several months in which the Thailand government was unable to prop up the baht against waves of selling, the government in early July moved closer to letting the baht freely float with market forces. In short order, the Malaysian and Filipino governments did the same to the beleaguered ringgit and peso, respectively. All the currencies plunged, as well as the Indonesian rupiah.

By mid-August, the central bank was forced to float the rupiah. Stock prices sharply declined, as the government raised interest rates to support the rupiah and companies were hit with foreign exchange losses.

We must point out here that the economic problems currently experienced by Indonesia are smaller in scope than those found in Thailand, Malaysia and the Philippines. In fact, we agree with the positive assessment of the situation offered by the International Monetary Fund ("IMF"). The IMF endorses flotation as a healthy step to maintain the Indonesian economy's strong growth within a framework of overall financial stability.

HIGHLIGHTED COMPANIES

To illustrate our stock selection process, we'd like to discuss two of the Fund's holdings, PT Indah Kiat Pulp & Paper Corp. and PT Kawasan Industri Jababeka. [Note: the prefix "PT" is the Indonesian equivalent of "Inc." or "Ltd."]

PT INDAH KIAT PULP & PAPER CORP.

Founded in 1976, PT Indah Kiat Pulp & Paper Corp. ("IK") is the largest vertically integrated producer of pulp and paper in Indonesia and one of the largest in Asia excluding Japan. IK is controlled by the Widjaja family through its majority stake in Asia Pulp & Paper, a New York Stock Exchange-listed paper company.

There is much to recommend IK, and we are happy to have added it to the portfolio since our last report. Our investment thesis is simple: this company is well-positioned to benefit from a remarkably favorable supply/demand climate for its products, as well as a significant cost advantage relative to its peers.

On the supply side, IK enjoys costs among the global paper industry's lowest. It also owns the most timber property in Indonesia, which is one of the world's most heavily forested nations and has near-ideal growing conditions for trees. The primary source of IK's cost advantage is its huge, sustainable supply of cheap wood. In addition, Indonesian trees generally mature in 7-8 years, less than half the 20+ years in non-tropical countries. IK's aggressive commitment to reforestation means that it should maintain access to low-cost wood well into the future.

--------------------------------------------------------------------------------
   2

 LETTER TO SHAREHOLDERS

Other cost advantages for IK are in labor, chemicals, land, water, etc. Chemicals are low-cost because they are produced internally rather than purchased at volatile market prices. Since wood accounts for about 45% of the cash production cost of pulp and chemicals another 29% or so, IK exerts some level of control over roughly 74% of its pulp cash production expense.

Size also plays a significant role in IK's production cost advantage. Because its operations are so huge, IK can generate economies of scale simply unattainable by its domestic competitors. Its vertical integration, furthermore, gives it the ability to maintain a high level of operating leverage, sustain 90%+ plant utilization rates and reduce its overall volatility of earnings.

Demand for IK's products is high and widely based. It begins at the parent-company level, as Asia Pulp & Paper and associated companies provide a large, captive source of ongoing demand for pulp. There is tremendous scope for growth in demand across Asian markets more generally, notably those of China and India. Consumption of paper and packaging products in Asia excluding Japan during the 1985-95 period, for instance, rose at an annualized rate of 10%+, more than twice the 4% global rate. Asian demand should remain vigorous for many years, due to rising industrialization and consumer spending across the region. IK's production capacity and proximity to Asian markets give it a powerful advantage over its Western competitors.

An additional major benefit for IK is in the form of preferential government treatment. The Indonesian government has granted the pulp and paper industry Designated Exporter Company status, thus qualifying it for substantial incentives. These are in the form of generous tax breaks, below-market lending rates for mill construction and waiver of certain fees for mill projects in areas without existing mills.

Most recently, IK shares were hit hard by the rupiah's fall. This is a buying opportunity, in our view, because IK stands to reap great gains from a weakened rupiah. Not only does it export nearly 70% of total production, but revenues from exports also are priced in strong dollars while about half of production costs are denominated in the now-cheaper rupiah. IK's valuation after the sell-off makes it one of the cheapest paper stocks anywhere. Combined with its status as the most liquid paper stock in the region, we believe this low valuation makes IK shares a compelling investment for the Fund.

PT KAWASAN INDUSTRI JABABEKA

PT Kawasan Industri Jababeka ("KIJ") was established in 1989 as a vehicle to benefit from Indonesia's increasing demand for affordable, strategically located industrial estate property. 1996 revenues mainly came from industrial land sales (44%), residential sales (30%) and a combination of sales and rental income from office properties (27%). Analysts project that the revenue proportion of industrial land sales will rise to 60% in 1997 and 1998.

KIJ has evolved into Indonesia's premier developer of industrial real estate. This is a function of its experience, access to capital and high-powered ownership. Its 21 founding shareholders are among the nation's most prominent businessmen, and their considerable influence can help the company with marketing, financing and regulatory matters.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

Currently, KIJ has two major income-producing properties. These are the Cikarang Industrial Estate and its adjoining residential tract. Two other properties, the Cilegon Industrial Estate and high-technology park, are under development and expected to generate income in 1998 or 1999. KIJ also holds majority stakes in the owners of two valuable office and residential sites in Jakarta's central business district.

Aside from its size and clout, there are substantial factors that distinguish KIJ from its competitors:

- Its developments have outstanding infrastructure facilities.

- Industrial properties are strategically located near major highways and ports.

- It offers industrial clients a full product range, including properties specifically designed for light, medium and heavy-industry companies.

- Pricing is competitive (i.e., in the middle range of the market rather than at the extreme high or low).

- Its operating track record is supported by world-class clients and unmatched by other industrial developers.

- It has a large inventory of as yet unsold/undeveloped properties that should sustain sales for the next 5-10 years.

We believe that KIJ's most important competitive advantage is its emphasis on infrastructure. Properties are available for sale not simply as land and buildings, but come fully equipped with roads, water, electricity, telecommunications and waste disposal. This makes KIJ's properties more desirable and valuable for potential buyers, thus helping to keep pricing fairly firm. In addition, the substantial upfront investment required for infrastructure serves as a significant barrier to entry. KIJ has gone so far in this regard as to purchase complete or controlling equity ownership of companies that provide water service, electricity and telephony to its developments.

Several other factors support an investment in KIJ shares. These include a large reduction in the tax on property sales; the fact that KIJ is unlikely to be affected by the Indonesian government's recent prohibition on bank financing for property developers; and the high demand for properties in the greater Jakarta area.

We do not think that the rupiah's volatility will be problematic for KIJ: 70% of the company's revenues are dollar-based, while all of its costs are in the weakened rupiah. In addition, depreciation of the rupiah has enhanced Indonesia's appeal as a manufacturing site for foreign-based companies and should accelerate the deregulation of the nation's industrial economy. Both of the latter will help to increase demand for KIJ's industrial estate products.

OUTLOOK

In the near term, investors in Indonesian equities are concerned with several factors:

- It is likely that the reverberations of the Asian currency turmoil will continue to be felt into the fall season.

--------------------------------------------------------------------------------
   4

 LETTER TO SHAREHOLDERS

- The market has had to absorb a recent flood of rights issues, which has diluted projected earnings and lowered earnings growth rates for many companies.

- Corporate debt is rising and interest coverage is falling.

It is most probable both that there will be some downward revision of earnings estimates and growth will slow over the next few quarters. Even so, earnings growth should remain high relative to that of most other Asian markets, and valuations have become inexpensive by historical standards. We thus believe that confidence in Indonesian equities should recover toward the end of the year.

Sincerely,

/s/ Stephen M. Swift

Stephen M. Swift*
Chief Investment Officer

--------------------------------------------------------------------------------
* Stephen M. Swift is primarily responsible for management of the Fund's assets. He has served the Fund in such capacity since August 2, 1995. Mr. Swift is a Managing Director at Credit Suisse Asset Management Limited ("CSAM"). From June 1995 to February 1997, he was a Managing Director of BEA Associates. Prior to that time, he was head of Global Equities at CSAM.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE INDONESIA FUND, INC.

PORTFOLIO SUMMARY - AS OF JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AS A PERCENT OF NET ASSETS

                                    6/30/97   12/31/96
Automotive                            7.24%      8.39%
Beer, Beverages, Liquors &
Tobacco                               8.00%     10.65%
Conglomerates                         4.62%      4.06%
Construction & Heavy Equipment        6.76%      5.21%
Financial Services                   27.30%     22.41%
Food & Kindred Products               5.89%      6.34%
Housing                               2.31%      2.83%
Manufacturing                         6.33%      9.00%
Paper Products                        2.61%      1.23%
Pharmaceuticals                       3.72%      4.11%
Real Estate                           7.20%      6.74%
Retailing                             6.09%      4.06%
Telecommunications                    5.28%      6.47%
Transportation                        0.00%      2.72%
Other                                 6.46%      2.38%
Cash & Other Assets                   0.19%      3.40%

 TOP 10 HOLDINGS, BY ISSUER

                                                                                   Percent of Net
           Holding                                           Sector                    Assets
-------------------------------------------------------------------------------------------------
       1.  PT Bank Dagang Nasional Indonesia           Financial Services                 8.8
-------------------------------------------------------------------------------------------------
       2.  PT Astra International                          Automotive                     7.2
-------------------------------------------------------------------------------------------------
       3.  PT Matahari Putra Prima                         Retailing                      6.1
-------------------------------------------------------------------------------------------------
       4.  PT Sari Husada                           Food & Kindred Products               5.9
-------------------------------------------------------------------------------------------------
       5.  PT Gudang Garam                     Beer, Beverages, Liquors & Tobacco         5.3
-------------------------------------------------------------------------------------------------
       6.  PT Telekomunikasi Indonesia                 Telecommunications                 5.3
-------------------------------------------------------------------------------------------------
       7.  PT Bimantara Citra                            Conglomerates                    4.6
-------------------------------------------------------------------------------------------------
       8.  PT United Tractors                    Construction & Heavy Equipment           3.9
-------------------------------------------------------------------------------------------------
       9.  PT Semen Gresik                               Manufacturing                    3.3
-------------------------------------------------------------------------------------------------
      10.  PT Bank Negara Indonesia                    Financial Services                 3.2
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   6

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

SCHEDULE OF INVESTMENTS - JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-99.81%
 AGRICULTURE-1.78%
PT London Sumatra
 Indonesia+..............        319,000  $ 1,009,992
                                          -----------
 AUTOMOTIVE-7.24%
PT Astra International...      1,000,000    4,111,842
                                          -----------
 BEER, BEVERAGES, LIQUORS & TOBACCO-8.00%
PT Gudang Garam..........        720,000    3,019,737
PT HM Sampoerna..........        400,000    1,525,493
                                          -----------
                                            4,545,230
                                          -----------
 CHEMICALS-0.94%
PT Unggul Indah Corp.....        333,800      535,288
                                          -----------
 CONGLOMERATES-4.62%
PT Bimantara Citra.......      1,500,000    2,621,299
                                          -----------
 CONSTRUCTION & HEAVY EQUIPMENT-6.76%
PT Citra Marga Nusaphala
 Persada.................      1,650,000      966,797
PT Citra Marga Nusaphala
 Persada, Rights
 (expiring 08/13/97)+....      1,650,000      627,570
PT United Tractors.......        606,000    2,242,599
                                          -----------
                                            3,836,966
                                          -----------
 FINANCIAL SERVICES-27.30%
PT Bank Dagang Nasional
 Indonesia...............      6,521,376    4,625,565
PT Bank Dagang Nasional
 Indonesia, Warrants
 (expiring 02/14/00)+....        931,626      383,070
PT Bank Danamon
 Indonesia...............      2,900,000    1,520,354
PT Bank Internasional
 Indonesia...............            634          548
PT Bank Mashill Utama....      1,700,000    1,328,125
PT Bank Negara
 Indonesia...............      2,856,000    1,820,230
PT BBL Dharmala
 Finance.................        900,000    1,258,224
PT Dharmala Intiland.....        575,000      827,508
PT Lippo Bank............      1,360,000    1,398,026
PT Lippo Securities......      1,478,000    1,048,335
PT Putra Surya
 Multidana+..............        815,000    1,298,571
                                          -----------
                                           15,508,556
                                          -----------

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 FOOD & KINDRED PRODUCTS-5.89%
PT Sari Husada...........        478,652  $ 3,345,841
                                          -----------
 HOTELS-2.75%
PT Jakarta International
 Hotels & Development....      1,366,000    1,558,655
                                          -----------
 HOUSING-2.31%
PT Jaya Real Property....        521,000      701,593
PT Surya Toto
 Indonesia...............        323,520      611,921
                                          -----------
                                            1,313,514
                                          -----------
 MANUFACTURING-6.33%
PT Semen Gresik..........        835,000    1,871,197
PT Trias Sentosa.........      3,426,000    1,725,678
                                          -----------
                                            3,596,875
                                          -----------
 PAPER PRODUCTS-2.61%
PT Indah Kiat Pulp &
 Paper Corp..............        978,670      573,439
PT Indah Kiat Pulp &
 Paper Corp., Rights
 (expiring 08/18/97)+....        880,803      201,809
PT Pabrik Kertas Tjiwi
 Kimia...................        610,443      709,088
                                          -----------
                                            1,484,336
                                          -----------
 PHARMACEUTICALS-3.72%
PT Darya Varia
 Laboratoria.............        371,000      446,207
PT Kalbe Farma...........      1,247,880    1,667,603
                                          -----------
                                            2,113,810
                                          -----------
 REAL ESTATE-7.20%
PT Ciputra Development...      1,005,000    1,002,107
PT Kawasan Industri
 Jababeka................        998,000    1,333,676
PT Lippo Land
 Development.............        476,000      543,133
PT Mulialand.............        958,500    1,211,919
                                          -----------
                                            4,090,835
                                          -----------
 RETAILING-6.09%
PT Matahari Putra
 Prima...................      1,718,000    3,461,431
                                          -----------
 TELECOMMUNICATIONS-5.28%
PT Telekomunikasi
 Indonesia...............        300,000      490,337
PT Telekomunikasi
 Indonesia ADR...........         77,250    2,510,625
                                          -----------
                                            3,000,962
                                          -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 TEXTILES-0.99%
PT Great River
 International...........        900,000  $   564,350
                                          -----------

TOTAL INVESTMENTS-99.81%
 (Cost $40,556,482) (Notes A,D).........   56,699,782
CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES-0.19%......................      107,657
                                          -----------
NET ASSETS-100.00%......................  $56,807,439
                                          -----------
                                          -----------
---------------------------------------------------------
+          Security is non-income producing.
ADR        American Depositary Receipts.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   8

--------------------------------------------------------------------------------

THE INDONESIA FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost $40,556,482)
 (Note A)...............................     $56,699,782
Cash (including $1,239,432 of foreign
 currency with a cost of $1,239,797)
 (Note A)...............................       1,286,160
Receivables:
  Investments sold......................         375,845
  Dividends.............................         176,204
Prepaid expenses........................          29,848
                                             -----------
Total Assets............................      58,567,839
                                             -----------

 LIABILITIES
Payables:
  Investments purchased.................         871,268
  Loan (Note E).........................         600,000
  Advisory fee (Note B).................         129,666
  Administration fees (Note B)..........           9,911
  Other accrued expenses................         149,555
                                             -----------
Total Liabilities.......................       1,760,400
                                             -----------
NET ASSETS (applicable to 4,608,989
 shares of common stock outstanding)
 (Note C)...............................     $56,807,439
                                             -----------
                                             -----------

NET ASSET VALUE PER SHARE ($56,807,439
  DIVIDED BY 4,608,989).................          $12.33
                                             -----------
                                             -----------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 4,608,989 shares issued and outstanding
 (100,000,000 shares authorized)........     $     4,609
Paid-in capital.........................      63,164,835
Accumulated net investment loss.........        (127,733)
Accumulated net realized loss on
 investments and foreign currency
 related transactions...................     (22,377,570)
Net unrealized appreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currency.......................      16,143,298
                                             -----------
Net assets applicable to shares
 outstanding............................     $56,807,439
                                             -----------
                                             -----------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $  327,767
  Interest..............................         41,139
  Less: Foreign taxes withheld..........        (40,314)
                                             ----------
  Total Investment Income...............        328,592
                                             ----------
Expenses:
  Investment advisory fees (Note B).....        259,107
  Custodian fees........................         54,300
  Audit and legal fees..................         28,960
  Administration fees (Note B)..........         28,685
  Printing..............................         24,797
  Accounting fees.......................         18,100
  Transfer agent fees...................         10,860
  Directors' fees.......................         10,412
  NYSE listing fees.....................          8,018
  Insurance.............................          7,656
  Other.................................          5,430
                                             ----------
  Total Expenses........................        456,325
                                             ----------
  Net Investment Loss...................       (127,733)
                                             ----------

 NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized gain/(loss) from:
  Investments...........................      2,410,585
  Foreign currency related
   transactions.........................        (16,442)
Net change in unrealized appreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currency........      5,317,962
                                             ----------
Net realized and unrealized gain on
 investments and foreign currency
 related transactions...................      7,712,105
                                             ----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $7,584,372
                                             ----------
                                             ----------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   10

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              For the Six
                                                Months          For the Year
                                              Ended June            Ended
                                               30, 1997         December 31,
                                              (unaudited)           1996
                                             --------------------------------

 INCREASE IN NET ASSETS
Operations:
  Net investment income/(loss)..........     $   (127,733)      $     45,224
  Net realized gain/(loss) on
   investments and foreign currency
   related transactions.................        2,394,143         (4,785,591)
  Net change in unrealized
   appreciation/(depreciation) in value
   of investments and translation of
   other assets and liabilities
   denominated in foreign currency......        5,317,962         10,903,669
                                             -------------      -------------
    Net increase in net assets resulting
     from operations....................        7,584,372          6,163,302
                                             -------------      -------------

 NET ASSETS
Beginning of period.....................       49,223,067         43,059,765
                                             -------------      -------------
End of period...........................     $ 56,807,439       $ 49,223,067
                                             -------------      -------------
                                             -------------      -------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE INDONESIA FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                                                     For the
                                                                                                                      Period
                                For the Six                                                                          March 9,
                                Months Ended                           For the Years Ended                            1990*
                                  June 30,                                December 31,                               through
                                    1997         ---------------------------------------------------------------   December 31,
                                (unaudited)        1996       1995       1994       1993       1992       1991         1990
                                -----------------------------------------------------------------------------------------------
 PER SHARE OPERATING
 PERFORMANCE
Net asset value, beginning of
 period.......................       $10.68         $9.34      $9.18     $14.03      $7.63      $7.72     $10.38        $13.78**
                                ------------     --------   --------   --------   --------   --------   --------   ------------
Net investment
 income/(loss)................        (0.03)         0.01         --      (0.03)     (0.03)      0.01       0.04          0.22
Net realized and unrealized
 gain/(loss) on investments
 and foreign currency related
 transactions.................         1.68          1.33       0.16      (4.82)      6.43      (0.10)     (2.65)        (2.90)
                                ------------     --------   --------   --------   --------   --------   --------   ------------
Net increase/(decrease) in net
 assets resulting from
 operations...................         1.65          1.34       0.16      (4.85)      6.40      (0.09)     (2.61)        (2.68)
                                ------------     --------   --------   --------   --------   --------   --------   ------------
Dividends and distributions to
 shareholders:
  Net investment income.......           --            --         --         --         --         --      (0.05)        (0.19)
  Net realized gain on
   investments and foreign
   currency related
   transactions...............           --            --         --         --         --         --         --         (0.53)
                                ------------     --------   --------   --------   --------   --------   --------   ------------
Total dividends and
 distributions to
 shareholders.................           --            --         --         --         --         --      (0.05)        (0.72)
                                ------------     --------   --------   --------   --------   --------   --------   ------------
Net asset value, end of
 period.......................       $12.33        $10.68      $9.34      $9.18     $14.03      $7.63      $7.72        $10.38
                                ------------     --------   --------   --------   --------   --------   --------   ------------
                                ------------     --------   --------   --------   --------   --------   --------   ------------
Market value, end of period...      $10.875        $9.750    $10.125    $12.000    $20.750     $9.000     $8.375        $9.875
                                ------------     --------   --------   --------   --------   --------   --------   ------------
                                ------------     --------   --------   --------   --------   --------   --------   ------------
Total investment return(a)....        11.54%        (3.70)%   (15.63)%   (42.17)%   130.56%      7.46%    (14.71)%      (24.15)%
                                ------------     --------   --------   --------   --------   --------   --------   ------------
                                ------------     --------   --------   --------   --------   --------   --------   ------------

 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000
 omitted).....................      $56,807       $49,223    $43,060    $42,297    $64,661    $35,186    $35,590       $47,817
Ratio of expenses to average
 net assets...................         1.77%(b)      1.91%      1.96%      1.83%      1.98%      2.04%      2.00%         2.15%(b)
Ratio of net investment
 income/(loss) to average net
 assets.......................        (0.50)%(b)     0.10%      0.05%     (0.25)%    (0.30)%     0.09%      0.49%         2.05%(b)
Portfolio turnover rate.......        13.82%        34.67%     24.10%     31.56%     63.77%     22.39%     32.27%        17.68%
Average commission rate per
 share(c).....................      $0.0078       $0.0096         --         --         --         --         --            --

---------------------------------------------------------------------------
*    Commencement of operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.17 per share.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.
(c) Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments subject to such commissions during the period.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   12

--------------------------------------------------------------------------------

THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

 NOTE A. SIGNIFICANT ACCOUNTING POLICIES
The Indonesia Fund, Inc. (the "Fund") was incorporated in Maryland on January 8, 1990 and commenced investment operations on March 9, 1990. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the closing price quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. Ministry of Finance Decree 1055 (1989) states that foreign investors are allowed to purchase up to 49% of the shares of Indonesian companies offered to the public in the primary market. When 49% of the shares offered to the public are owned by foreign investors and a foreign market quotation available, the foreign quotation is used. If less than 49% of the shares offered to the public are owned by foreign investors, there is no foreign market quotation available, therefore the local market quotation is used. Local shares generally trade at a discount to foreign shares when 49% of the shares offered to the public are owned by foreign investors. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The net asset value per share of the Fund is calculated weekly, at the end of each month and at any other times determined by the Board of Directors.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At June 30, 1997, the interest rate was 4.9375% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

At December 31, 1996, the Fund had a capital loss carryover for U.S. federal income tax purposes of $24,515,005 of which $2,239,330 expires in 1999; $1,666,081 expires in 2000; $683,625 expires in 2001; $8,617,662 expires in
2002; $6,619,896 expires in 2003 and $4,688,411 expires in 2004.

Income received by the Fund from sources within Indonesia and other countries may be subject to withholding and other taxes imposed by such countries.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.
OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Investment in Indonesian securities requires consideration of certain factors that are not normally involved in investments in U.S. securities. The Indonesian securities market is an emerging market characterized by a small number of company listings, high price volatility and a relatively illiquid secondary trading environment. These factors, coupled with restrictions on investment by foreigners and other factors, limit the supply of securities available for investment by the Fund. This will affect the rate at which the Fund is able to invest in Indonesian securities, the purchase and sale prices for such securities and the timing of purchases and sales.

The limited liquidity of the Indonesian securities markets may also affect the Fund's ability to acquire or dispose of securities at a price and time that it wishes to do so. Accordingly, in periods of rising market prices, the Fund may be unable to participate in such price increases fully to the extent that is unable to acquire desired portfolio positions quickly; conversely the Fund's inability to dispose fully and promptly of positions in declining markets will cause its net asset value to decline as the value of unsold positions is marked to lower prices.

--------------------------------------------------------------------------------
   14

--------------------------------------------------------------------------------
THE INDONESIA FUND, INC.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

The number of shares available for investment by the Fund is also limited by the fact that non-Indonesians are permitted to purchase only 49% of the listed shares of Indonesian companies. A high proportion of the shares of many listed Indonesian companies may be held by a limited number of persons, thus reducing the number of listed shares available for purchase by foreigners.

 NOTE B. AGREEMENTS
BEA Associates ("BEA") serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the Fund's average weekly net assets. For the six months ended June 30, 1997, BEA earned $259,107 for advisory services. BEA also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended June 30, 1997, BEA was reimbursed $2,888 for administrative services rendered to the Fund.

Effective April 22, 1997, Credit Suisse Asset Management Limited ("CSAM") was approved by the Fund's shareholders to serve as the Fund's investment sub-adviser. In return for its services, CSAM is paid by BEA a quarterly fee of $18,750. Both BEA and CSAM are part of the Credit Suisse Asset Management Business Unit, which is controlled by Credit Suisse.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the six months ended June 30, 1997, BSFM earned $25,797 for administrative services.

 NOTE C. CAPITAL STOCK
The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 4,608,989 shares outstanding at June 30, 1997, BEA owned 7,169 shares.

 NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at June 30, 1997 was $40,556,482. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currency) of $16,143,300, was composed of gross appreciation of $19,439,833 for those investments having an excess of value over cost and gross depreciation of $3,296,533 for those investments having an excess of cost over value.

For the six months ended June 30, 1997, purchases and sales of securities, other than short-term investments, were $8,493,431 and $7,068,491, respectively.

 NOTE E. CREDIT AGREEMENT

The Fund, along with 18 other U.S. regulated investment companies for which BEA serves as investment adviser, has a credit agreement with The First National Bank of Boston. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $50,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 19 funds exceed $50,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The Fund had $600,000 with an interest rate of 8.50% outstanding under the credit agreement at June 30, 1997. The amount outstanding under the credit agreement for the Fund averaged $3,315 with an average interest rate of 8.50% during the six months ended June 30, 1997.

--------------------------------------------------------------------------------

 RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 22, 1997, the annual meeting of shareholders of The Indonesia Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                   FOR       WITHHELD   NON-VOTES
------------------------------  ----------  ----------  ----------
C. Oscar Morong, Jr.             2,651,577     118,839   1,838,573
William W. Priest, Jr.           2,651,077     119,339   1,838,573

In addition to the directors re-elected at the meeting, Richard H. Francis and Peter Kaplan continue to serve as directors of the Fund.

(2) To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants for the year ending December 31, 1997.

                         FOR       AGAINST     ABSTAIN    NON-VOTES
                      ----------  ----------  ----------  ----------
                       2,685,525      80,710      4,181    1,838,573

(3) To approve a sub-advisory agreement with Credit Suisse Asset Management Limited.

                         FOR       AGAINST     ABSTAIN    NON-VOTES
                      ----------  ----------  ----------  ----------
                       2,624,493     114,010      11,798   1,858,688

--------------------------------------------------------------------------------
   16

 DESCRIPTION OF INVESTLINK* PROGRAM

The InvestLink Program is sponsored and administered by The First National Bank of Boston, not by The Indonesia Fund, Inc. (the "Fund"). The First National Bank of Boston will act as program administrator (the "Program Administrator") of the InvestLink Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in Shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

The First National Bank of Boston, as Program Administrator, administers the Program for participants, keeps records, sends statements of

--------------------------------------------------------------------------------
account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's Annual Report to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or

--------------------------------------------------------------------------------
   18
willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3294; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: The First National Bank of Boston, InvestLink Program, P.O. Box 1681, Boston, MA 02105-1681.

---------------------------------------------
*InvestLink-SM- is a service mark of Boston EquiServe Limited
 Partnership.

--------------------------------------------------------------------------------

 SUMMARY OF GENERAL INFORMATION

The Fund--The Indonesia Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its principal investment objective is long-term capital appreciation with income as a secondary objective through investments primarily in Indonesian equity and debt securities. The Fund is managed and advised by BEA Associates ("BEA"). BEA is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. BEA manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of June 30, 1997, BEA managed approximately $31.9 billion in assets.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "Indones" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "IndonesiaFd". The Fund's New York Stock Exchange trading symbol is IF. Weekly comparative net asset value (NAV) and market price information about The Indonesia Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed End Funds."

 THE BEA GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds or a prospectus on any of the open-end mutual funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

CLOSED-END FUNDS                                          BEA ADVISOR FUNDS
SINGLE COUNTRY                                            OPEN-END MUTUAL FUNDS
The Brazilian Equity Fund, Inc. (BZL)                     BEA Emerging Markets Equity Fund
The Chile Fund, Inc. (CH)                                 BEA Global Telecommunications Fund
The First Israel Fund, Inc. (ISL)                         BEA High Yield Fund
The Portugal Fund, Inc. (PGF)                             BEA International Equity Fund

MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)
The Latin America Investment Fund, Inc. (LAM)
                                                          For shareholder information or a copy
FIXED INCOME                                              of a prospectus for any of the
BEA Income Fund, Inc. (FBF)                               open-end mutual funds please call,
BEA Strategic Income Fund, Inc. (FBI)                     1-800-401-2230.
For closed-end fund information                           Visit our website on the internet:
please call, 1-800-293-1232.                              http://www.beafunds.com

--------------------------------------------------------------------------------

 DIRECTORS AND CORPORATE OFFICERS

Richard H. Francis              Director

Peter Kaplan                    Director

C. Oscar Morong, Jr.            Director
William W. Priest, Jr.          Director and President

Stephen M. Swift                Chief Investment Officer

Paul P. Stamler                 Senior Vice President

Michael A. Pignataro            Chief Financial Officer and
                                Secretary

Wendy S. Setnicka               Assistant Treasurer

 INVESTMENT ADVISER
BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

 ADMINISTRATOR

Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

 CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

 SHAREHOLDER SERVICING AGENT

The First National Bank of Boston
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

 INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, PA 19103

 LEGAL COUNSEL

Willkie Farr & Gallagher
One Citicorp Center
153 East 53rd Street
New York, NY 10022

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of
any securities mentioned in this report.                                  [LOGO]

--------------------------------------------------------------------------------
                                                                   3913-SAR-6/97